UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

September 2, 2005

BSI2000, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28287	88-0418749
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12600 West Colfax Avenue, Suite B-410 Lakewood, Colorado	80215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(303) 231-9095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Amendment to 10-KSB

On September 2, 2005, SI2000, Inc. (the “Company” or “BSI”) filed an amendment to its Form 10-KSB for the fiscal year ended December 31, 2004, originally filed on April 15, 2005, and subsequently amended on August 8, 2005, which resulted in a restatement of certain items on the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity(deficit) and consolidated statements of cash flows to correctly reflect for the intrinsic value of secured convertible debentures.

On June 27, 2005, BSI was contacted by the Staff of the United States Securities and Exchange Commission (the “SEC”) during the course of a routine review of its periodic filings and made inquiries regarding certain of BSI’s accounting policies. On or about June 28, 2005, authorized officers of the Company discussed these matters with the Company’s independent accountant. As a result of the SEC inquiry and the discussion with the Company’s independent accountant, on June 30, 2005 management re-evaluated BSI’s accounting for certain items on the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity(deficit) and consolidated statements of cash flows. Following this evaluation, BSI determined that the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity(deficit) and consolidated statements of cash flows  for the Fiscal Year Ended December 31, 2004 should be restated in the Form 10-KSB for the Fiscal Year Ended December 31, 2004. The effect of these errors on the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity (deficit) and consolidated statements of cash flows was considered material.

This error arose as a result of BSI issuing secured convertible debentures to Cornell Capital Partners, LP in October and December of 2004, which debentures by their terms were immediately convertible into shares of BSI common stock at a conversion price per share that was less that the then-current market price of BSI’s common stock. Accordingly, BSI should have recorded Financing Costs over the life of each debenture because the debentures had intrinsic value (i.e., the conversion price per share was less than the market price per share of BSI’s stock at the time of conversion). Also, in accordance with EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and potentially settled in, a Company’s Own Stock”, the conversion feature of each convertible debenture should have been included as a long-term liability, originally valued at fair value at the date of issuance. As a liability, the convertible features are revalued each period until and unless the debt is converted, at which time, the related fair value to the conversion will be transferred to equity. The conversion feature should be revalued each period until the convertible debt is converted, with the change in fair value from the date of issuance to the end of the period recorded as other income or expense for each period.

Accordingly, BSI is required to restate their financials for the Fiscal Year Ended December 31, 2004 as set forth below.

The following is a summary of the effects of these restatements on BSI's consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity (deficit) and consolidated statements of cash flows for the Fiscal Year Ended December 31, 2004.

	As previously reported	Adjustments	As restated
Non-current liabilities	$909,597	+$469,367	$1,378,964
Additional paid-in capital	$6,938,742	-$487,221	$6,451,521
Retained earnings	$(7,449,527)	+$17,854	$(7,431,673)

The adjustments noted above are primarily due to the adjustment of the following items:

For the October 7, 2004 convertible debt, intrinsic value is equal to $0.0124, which is the difference between $0.062 (i.e., the price of BSI’s common stock) on October 7, 2004, as compared to 80% of that price, or $0.0496. Accretion of the intrinsic value has resulted in a $9,703 charge to interest expense as of December 31, 2004. In addition, during the year ended December 31, 2004, we recorded other income of $20,878 related to the change in fair value of the convertible feature of the convertible note from the date of issuance of the debt to December 31, 2004.

For the December 10, 2004 convertible debt, intrinsic value is equal to $0.009, which is the difference between $0.045 (i.e., the price of BSI’s common stock) on December 10, 2004, as compared to 80% of that price, or $0.036. Accretion of the intrinsic value has resulted in a $2,397 charge to interest expense as of December 31, 2004. During the year ended December 31, 2004, we recorded other income of $9,076 related to the change in fair value of the convertible feature of the convertible note from the date of issuance of the debt to December 31, 2004.

BSI did not account for these conversion features in its December 31, 2004 Form 10-KSB. BSI is amending such Form 10-KSB by making adjustments that record an increase to interest expense of $12,100 at December 31, 2004, with a corresponding increase to Additional Paid-in Capital as noted above. BSI is also amending such Form 10-KSB by making adjustments that record an increase to other income of $29,954 which represents the change in value for the conversion feature of the convertible debentures from the date of issuance to December 31, 2004.

Amendment to 10-QSB

In addition, on September 1, 2005, the Company filed Amendment No. 2 to its Form 10-QSB for the quarter ended March 31, 2005, originally filed on May 13, 2005, and subsequently amended on August 8, 2005 which resulted in a restatement of certain items on the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity(deficit) and consolidated statements of cash flows to correctly reflect for the intrinsic value of secured convertible debentures.

On June 27, 2005, BSI was contacted by the Staff of the SEC during the course of a routine review of its periodic filings and made inquiries regarding certain of BSI’s accounting policies. On or about June 28, 2005, authorized officers of the Company discussed these matters with the Company’s independent accountant. As a result of the SEC inquiry and the discussion with the Company’s independent accountant, on June 30, 2005, management also re-evaluated BSI’s accounting for certain items on the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity(deficit) and consolidated statements of cash flows for the fiscal quarter ended March 31, 2005. Following the evaluation, BSI determined that the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity(deficit) and consolidated statements of cash flows for the Fiscal Quarter Ended March 31, 2005 should be restated in the Form 10-QSB for the Fiscal Quarter Ended March 31, 2005. The effect of these errors on the consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity (deficit) and consolidated statements of cash flows was considered material.

This error arose as a result of BSI issuing secured convertible debentures to Cornell Capital Partners, LP in January of 2005, which debentures by their terms were immediately convertible into shares of BSI common stock at a conversion price per share that was less that the then-current market price of BSI’s common stock. Accordingly, BSI should have recorded Financing Costs because the debentures had intrinsic value (i.e., the conversion price per share was less than the market price per share of BSI’s stock at the time of conversion). Also, in accordance with EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and potentially settled in, a Company’s Own Stock”, the conversion feature of each convertible debenture should have been included as a long-term liability, originally valued at fair value at the date of issuance. As a liability, the convertible features are revalued each period until and unless the debt is converted, at which time, the related fair value to the conversion will be transferred to equity. The conversion feature should be revalued each period until the convertible debt is converted, with the change in fair value from the date of issuance to the end of the period recorded as other income or expense for each period.

Accordingly, BSI is required to restate their financials for the Fiscal Quarter Ended March 31, 2005 as set forth below.

The following is a summary of the effects of these restatements on BSI's consolidated balance sheet, consolidated statements of operations, consolidated statement of changes in stockholders' equity (deficit) and consolidated statements of cash flows for the Fiscal Quarter Ended March 31, 2005.

	As previously reported	Adjustments	As restated
Long-term liabilities	$1,094,254	$539,662	$1,633,916
Additional paid-in capital	$7,310,129	-$(546,302)	$6,763,827
Retained earnings	$(8,157,641)	+$16,640	$(8,151,001)
Interest expense	$(19,432)	-$36,187	$(55,619)
Financing costs	$(40,417)	-$(5,000)	$(45,417)
Other income	$0	+$29,973	$29,973
Net income	$(708,114)	$(11,214)	$(719,328)

The adjustments noted above are primarily due to the adjustment of the following item:

For the January 19, 2005 convertible debt, intrinsic value is equal to $0.0084, which is the difference between $0.042 (i.e., the price of BSI’s common stock) on January 19, 2005, as compared to 80% of that price, or $0.0336. The intrinsic value of $0.0084 per share is then multiplied by 7,440,476 shares of common stock (i.e., $250,000 convertible debt divided by the conversion price of $0.0336), which equals an intrinsic value of $62,500 Accretion of the intrinsic value has resulted in a $5,137 charge to interest expense for the quarter ended March 31, 2005.

BSI did not account for these conversion features in its March 31, 2005 Form 10-QSB. BSI is amending such Form 10-QSB by making adjustments that record an increase to Interest expense of $36,187 at March 31, 2005, with a corresponding increase to Additional Paid-in Capital as noted above. BSI is also amending such Form 10QSB by making adjustments that record an increase to other income of $29,973 which represents the change in value for the conversion feature of the convertible debentures from December 31, 2004 to March 31, 2005, and recognizing the discount for the portion of the debenture that was converted in the period, as an increase to financing costs of $5,000.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits - Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2005	BSI2000, INC.

By: /s Jack Harper
Name: Jack Harper
Title: President